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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in, or incorporated by reference, in this registration statement.

                                                /s/  Arthur Andersen, L.L.P.
                                                ----------------------------

Cleveland, Ohio
June 29, 2000



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